Exhibit 99.1

American Realty Capital Healthcare Trust, Inc.

Q3 2014 SUPPLEMENTAL INFORMATION

MEDICAL OFFICE BUILDING
801

Cancer Care Partners

Financial Period ended September 30, 2014 (unaudited)

Table of Contents

Item	Page
Financial and Operating Highlights	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5

Portfolio	6 - 9
Business Summary	6
Quarterly Revenue and NOI	7
Portfolio Diversification by State	8
Seniors Housing / MSA Characteristics	9

Segment Reporting	10 - 14
Medical Office Buildings	10 - 11
Triple-Net Leased	12 - 13
Seniors Housing - Operating	14

Debt Structure	15
Non-GAAP Reconciliations	16
Definitions	17 - 18
Property List	19 - 24

The data and other information described in this supplemental is as of the dates indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties.

This presentation contains certain statements that are American Realty Capital Healthcare Trust, Inc.’s (“HCT” or the “Company”) and its management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under federal securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties. HCT’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we’ve made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in HCT’s filings with the Securities and Exchange Commission (“SEC”) including, but not limited to, HCT’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q, as well as HCT’s press releases.

Financial and Operating Highlights

Amounts in thousands, except per share data, ratios and percentages

	Quarter ended September 30,				Year to Date September 30,
Financial and Operating Information	2014		2013		2014		2013
Total revenues	$73,609		$34,148		$194,367		$76,763
Net operating income (NOI)	$42,294		$20,208		113,335		50,187
Adjusted EBITDA	$36,408		$18,778		100,399		47,259

Dividends paid per common share	$0.17		$0.17		$0.51		$0.51

Funds from operations (FFO)	$19,754		$11,543		(24,853)		28,873
FFO per diluted share	$0.12		$0.06		(0.14)		0.20

Normalized funds from operations (NFFO)	$28,270		$14,650		80,607		36,731
NFFO per diluted share	$0.17		$0.08		0.46		0.26

Adjusted funds from operations (AFFO)	$27,555		$14,547		78,219		35,645
AFFO per diluted share	$0.16		$0.08		0.44		0.25

Interest expense	$7,942		$4,350		20,593		10,754

Adjusted interest coverage ratio	5.5	x	5.7	x	6.0	x	5.5	x
Adjusted fixed charge coverage ratio	5.2	x	5.5	x	5.6	x	5.4	x

Same store NOI increase/decrease[1]	N/A		N/A		N/A		N/A
Medical office	1.8%		N/A		N/A		N/A
Triple-net leased	N/A		N/A		N/A		N/A
Seniors housing - operating	N/A		N/A		N/A		N/A

Seniors housing - operating: operating margin[2]	35.3%		N/A		N/A		N/A

	As of September 30,
Capitalization Data	2014	2013
Real estate investments, net	$2,055,108	1,362,892
Total assets, gross	$2,148,337	$1,735,633

Total debt	$923,231	$239,067
Non-controlling interests	$11,757	$3,817
Total shareholders’ equity	$1,110,084	$1,456,909

Common shares and units outstanding[3]	170,760	179,229
Share price, end of period	$10.48	$10.00

Total market capitalization	$1,789,566	$1,792,291
Total enterprise value[4]	$2,679,345	$1,722,447

Debt to total assets, gross	43.0%	13.8%
Debt to total market capitalization	51.6%	13.3%
Debt to total enterprise value	34.5%	13.9%
Secured debt to total assets, gross	14.1%	13.8%

1.	At September 30, 2014, over 50% of the MOB portfolio met the conventional definition of “same store.” The Company will commence same store reporting for the other business segments once the level of net operating income from stabilized assets held for a period of five consecutive quarters exceeds 50%.
2.	Reflects the operating margin for ten stabilized properties in this business segment that have been owned for five consecutive quarters. Operating margin is the ratio of operating income divided by revenue.
3.	Includes common share equivalents.
4.	Total enterprise value reflects total market capitalization plus debt, less cash and cash equivalents, at September 30, 2014.

Consolidated Balance Sheets
Amounts in thousands
	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Assets
Real estate investments, at cost
Land	$149,964	$143,505	$121,978	$107,719	$112,766
Buildings, fixtures and improvements	1,826,348	1,729,130	1,556,438	1,363,858	1,147,659
Construction in progress	19,673	19,262	16,148	11,112	4,819
Acquired intangible lease assets	240,402	228,963	199,630	181,264	158,804
Total real estate investments at cost	2,236,387	2,120,860	1,894,194	1,663,953	1,424,048
Less: accumulated depreciation and amortization	(181,279)	(148,543)	(116,558)	(87,350)	(61,156)
Total real estate investments, net	2,055,108	1,972,317	1,777,636	1,576,603	1,362,892

Cash and cash equivalents	33,452	28,695	142,928	103,447	308,911
Other assets	59,777	76,513	70,346	54,523	63,830
Total assets	$2,148,337	$2,077,525	$1,990,910	$1,734,573	$1,735,633

Liabilities And Equity
Mortgage notes payable	$303,831	$304,207	$298,650	$259,348	$239,067
Line of credit	119,400	207,500	131,500	-	-
Unsecured term loan	500,000	300,000	100,000	-	-
Accounts payable, accrued expenses and other liabilities	103,265	101,174	47,092	39,481	35,840
Total liabilities	1,026,496	912,881	577,242	298,829	274,907

Common stock	1,691	1,691	1,821	1,805	1,788
Additional paid in capital	1,462,165	1,462,108	1,607,456	1,591,941	1,576,011
Accumulated other comprehensive loss	(219)	(987)	(1,597)	(3,243)	(3,241)
Accumulated deficit	(353,553)	(312,655)	(195,863)	(158,378)	(117,649)
Total shareholders' equity	1,110,084	1,150,157	1,411,817	1,432,125	1,456,909
Non-controlling interests	11,757	14,487	1,851	3,619	3,817
Total equity	1,121,841	1,164,644	1,413,668	1,435,744	1,460,726
Total liabilities and equity	$2,148,337	$2,077,525	$1,990,910	$1,734,573	$1,735,633

Consolidated Statements of Income
Amounts in thousands, except per share data and ratios	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Revenues:
Rental income	$63,311	$55,584	$47,517	$41,597	$29,285
Operating expense reimbursement	4,557	4,267	4,184	3,626	2,859
Resident services and fee income	5,741	4,918	4,288	3,367	2,004
Total revenues	73,609	64,769	55,989	48,590	34,148
Property operating	31,315	26,238	23,479	20,089	13,940
Net operating income	42,294	38,531	32,510	28,501	20,208
Asset management fees to affiliate	2,711	2,352	-	-	-
Equity based compensation	605	97	10	68	13
Acquisition and transaction related	10,266	35,372	3,422	5,748	3,107
Estimated value of listing note	(1,750)	58,150	-	-	-
General and administrative	2,570	2,673	1,918	1,618	1,416
Depreciation and amortization	32,606	31,714	28,943	25,907	17,141
Operating income (loss)	(4,714)	(91,827)	(1,783)	(4,840)	(1,469)
Other income (expenses)
Interest expense	(7,942)	(7,108)	(5,543)	(5,089)	(4,350)
Other income (expense), net	(144)	830	300	49	354
Total other expense	(8,086)	(6,278)	(5,243)	(5,040)	(3,996)
Net income (loss)	(12,800)	(98,105)	(7,026)	(9,880)	(5,465)
Net loss (income) attributable to non-controlling interests	679	817	(9)	(12)	(10)
Net income (loss) attributable to shareholders	$(12,121)	$(97,288)	$(7,035)	$(9,892)	$(5,475)
Basic weighted average shares outstanding	169,090	175,129	181,621	179,930	178,231
Basic net loss per share attributable to shareholders	$(0.07)	$(0.56)	$(0.04)	$(0.05)	$(0.03)
Funds from operations:
Net income (loss) in accordance with GAAP	$(12,800)	$(98,105)	$(7,026)	$(9,880)	$(5,465)
Depreciation and amortization	32,606	31,713	28,943	25,907	17,140
Adjustments related to joint ventures and non-real estate assets	(52)	(33)	(99)	(133)	(132)
Funds from operations	$19,754	$(66,425)	$21,818	$15,894	$11,543
Acquisition fees and expenses	10,266	35,372	3,422	5,748	3,107
Estimated value of listing note	(1,750)	58,150	-	-	-
Funds from operations, normalized	$28,270	$27,097	$25,240	$21,642	$14,650
Amortization of above-market lease assets and liabilities	98	95	95	98	160
Straight-line rent	(3,081)	(2,662)	(1,930)	(1,851)	(1,357)
Proportionate share of adjustments related to non-controlling interests	1	2	22	31	35
Accretion of discount/amortization of premiums	(389)	(384)	(264)	(233)	(226)
Deferred financing costs	1,637	1,629	1,561	1,520	1,209
Non-cash equity compensation	605	97	10	68	13
Loss on sale of investments	464	(335)	-	300	-
OPP	183	516	-	-	-
Distributions on Class B units	-	12	139	103	63
Capital expenditures	(233)	(276)	-	-	-
Adjusted funds from operations (AFFO)	$27,555	$25,791	$24,873	$21,678	$14,547
Diluted weighted average shares outstanding	170,760	176,766	182,478	180,546	178,621
Distributions paid in cash	$28,745	$24,303	$13,818	$13,865	$13,960
Distributions reinvested	-	5,721	16,533	16,537	16,519
Distributions on unvested shares	31	2	3	6	3
Distributions on Class B units	-	12	139	103	63
Distributions on OP Units	247	166	-	-	-
Total distributions paid	$29,023	$30,204	$30,493	$30,511	$30,545
FFO per diluted share	$0.12	$(0.38)	$0.12	$0.09	$0.06
FFO payout ratio	147%	(45)%	140%	192%	265%
Normalized FFO per diluted share	0.17	0.15	0.14	0.12	0.08
Normalized FFO payout ratio	103%	111%	121%	141%	208%
AFFO per diluted share	$0.16	$0.15	$0.14	$0.12	$0.08
AFFO payout ratio	105%	117%	123%	141%	210%

Business Summary

Amounts in thousands, except number of properties, number of units / beds, square feet and percentages

	Number of	No. Units /			Gross		Annualized		Annualized
	Properties	Beds	Square Feet	States	Asset Value	% of Total	Revenue[1]	% of Total	NOI[1]	% of Total
By Business Segment
Medical office	79	-	4,006,227	24	$1,052,007	47%	$101,032	34%	$80,914	47%
Triple-net leased	36	2,457	1,493,057	10	430,382	19%	42,756	14%	42,248	25%
Seniors housing - operating	35	2,965	2,426,068	13	728,809	33%	152,880	52%	48,440	28%
Land	3	-	-	3	3,769	0%	-	0%	(52)	0%
Total	153	5,422	7,925,352	31	$2,214,967	100%	$296,668	100%	$171,550	100%

By Investment Type
Medical office	79	-	4,006,227	24	$1,052,007	47%	$101,032	34%	$80,914	47%
Seniors housing	49	3,675	3,023,964	17	830,384	37%	162,305	55%	57,833	34%
Post acute / skilled nursing	14	1,311	508,190	8	150,726	7%	16,843	6%	16,579	10%
Hospital	8	436	386,971	2	178,081	8%	16,488	6%	16,277	9%
Land	3	-	-	3	3,769	0%	-	0%	(52)	0%
Total	153	5,422	7,925,352	31	$2,214,967	100%	$296,668	100%	$171,550	100%

1.	Annualized revenue and NOI represent Trailing Twelve Month (TTM) figures through the period ended September 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Quarterly Revenue and Net Operating Income by Business Segment and Investment Type

Amounts in thousands

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Revenues
By Business Segment
Medical office	$25,137	$24,946	$23,993	$22,791	$15,735
Triple-net leased	10,567	8,812	4,793	4,436	3,197
Seniors housing - operating	37,905	31,011	27,203	21,364	15,216
Land	-	-	-	-	-
Total	$73,609	$64,769	$55,989	$48,590	$34,148

By Investment Type
Medical office	$25,137	$24,946	$23,993	$22,791	$15,735
Seniors housing	40,152	33,021	28,121	21,609	15,417
Post acute / skilled nursing	4,238	3,812	806	649	494
Hospital	4,082	2,990	3,069	3,541	2,503
Land	-	-	-	-	-
Total	$73,609	$64,769	$55,989	$48,590	$34,148

Net Operating Income
By Business Segment
Medical office	$20,044	$20,030	$19,221	$18,554	$12,422
Triple-net leased	10,345	8,648	4,569	4,050	3,038
Seniors housing - operating	11,909	9,868	8,733	5,914	4,748
Land	(4)	(15)	(13)	(18)	-
Total	$42,294	$38,531	$32,510	$28,501	$20,208

By Investment Type
Medical office	$20,044	$20,030	$19,221	$18,554	$12,422
Seniors housing	14,153	11,864	9,649	6,160	4,948
Post acute / skilled nursing	4,155	3,754	763	589	460
Hospital	3,946	2,898	2,889	3,215	2,378
Land	(4)	(15)	(13)	(18)	-
Total	$42,294	$38,531	$32,510	$28,501	$20,208

Portfolio Diversification by State

Amounts in thousands, except number of properties and percentages

				Medical Office Buildings			Triple-net Leases									Seniors Housing
	Total[1]			Single & Multi-Tenants			Seniors housing			Post acute / skilled nursing			Hospital			Operating Properties
				Number			Number			Number			Number			Number
	Number of	Annualized	% of	of	Annualized	% of	of	Annualized	% of	of	Annualized	% of	of	Annualized	% of	of	Annualized	% of
Top 20 States	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total	Properties	NOI[2]	Total
1. Texas	18	$26,868	16%	9	$7,221	9%	1	$1,113	12%	1	$1,216	7%	6	$12,785	79%	1	$4,535	9%
2. Georgia	17	14,505	8%	8	5,447	7%	0	-	0%	0	-	0%	0	-	0%	8	9,106	19%
3. Illinois	15	14,007	8%	7	9,715	12%	7	3,884	41%	0	-	0%	0	-	0%	1	409	1%
4. California	7	12,759	7%	3	4,927	6%	0	-	0%	2	971	6%	0	-	0%	2	6,861	14%
5. Wisconsin	11	11,015	6%	6	8,273	10%	2	757	8%	3	1,984	12%	0	-	0%	0	-	0%
6. Florida	11	10,667	6%	5	5,124	6%	0	-	0%	0	-	0%	0	-	0%	5	5,546	11%
7. Arizona	7	8,937	5%	2	1,497	2%	1	803	9%	1	845	5%	2	3,492	21%	1	2,301	5%
8. Indiana	6	8,459	5%	6	8,459	10%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
9. Oregon	7	6,600	4%	0	-	0%	0	-	0%	0	-	0%	0	-	0%	7	6,600	14%
10. Missouri	5	6,407	4%	1	867	1%	1	1,393	15%	2	4,146	25%	0	-	0%	0	-	0%
11. Washington	5	6,012	4%	0	-	0%	0	-	0%	0	-	0%	0	-	0%	5	6,012	12%
12. Pennsylvania	4	5,931	3%	4	5,931	7%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
13. Nevada	5	4,938	3%	5	4,938	6%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
14. Michigan	4	4,454	3%	4	4,454	6%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
15. South Carolina	3	3,703	2%	2	2,628	3%	0	-	0%	0	-	0%	0	-	0%	1	1,075	2%
16. West Virginia	2	3,568	2%	0	-	0%	0	-	0%	2	3,568	22%	0	-	0%	0	-	0%
17. Rhode Island	2	2,920	2%	0	-	0%	0	-	0%	2	2,920	18%	0	-	0%	0	-	0%
18. New York	3	2,775	2%	3	2,775	3%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
19. Virginia	2	2,618	2%	2	2,618	3%	0	-	0%	0	-	0%	0	-	0%	0	-	0%
20. New Mexico	1	2,276	1%	0	-	0%	0		0%	0		0%	0	-	0%	1	2,276	5%
States 1 to 20	135	$159,417	93%	67	$74,873	93%	12	$7,950	85%	13	$15,650	94%	8	$16,277	100%	32	$44,719	92%
Subtotal

All other states	18	$12,133	7%	12	$6,041	7%	2	$1,443	15%	1	$928	6%	0	$-	0%	3	$3,721	8%

Total	153	$171,550	100%	79	$80,914	100%	14	$9,392	100%	14	$16,579	100%	8	$16,277	100%	35	$48,440	100%

1.	Totals include three holdings in land properties.
2.	Annualized NOI represents Trailing Twelve Month (TTM) figures through the period ended September 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Seniors Housing Position Compared to Metropolitan Statistical Area (“MSA”) Characteristics

				MSA Statistics
		Annualized				Median
		NOI[2]		Population	% Population	Household
By MSA / Location	No. Properties	(in thousands)	% of Total	Growth[3]	Over 65[4]	Income[4]	Unemployment %[5]
Atlanta, GA	7	$7,821	13.5%	4.1%	9.9%	$54,628	8.0%
Houston, TX	1	4,535	7.8%	6.1%	9.2%	55,910	5.4%
Los Angeles, CA	1	3,536	6.1%	2.2%	11.7%	57,271	7.7%
Sacramento, CA	1	3,325	5.7%	2.8%	13.0%	56,813	7.0%
Seattle, WA	2	2,643	4.6%	4.7%	11.6%	65,677	5.3%
Phoenix-Mesa-Scottsdale, AZ	1	2,301	4.0%	4.5%	13.2%	51,359	6.3%
Albuquerque, NM	1	2,276	3.9%	1.5%	13.3%	46,725	7.3%
St. Louis, MO1	2	1,985	3.4%	0.4%	14.1%	52,243	6.6%
Portland, OR	3	1,944	3.4%	3.7%	12.3%	56,978	6.6%
Salem, OR1	2	1,935	3.3%	2.3%	14.9%	49,161	7.4%

Top Ten Markets	21	$32,301	55.9%	3.6%	11.6%	$55,104	6.9%

Remaining Markets	28	$25,532	44.1%	2.0%	14.9%	$49,720	6.2%

Total	49	$57,833	100.0%	2.9%	13.1%	$52,727	6.6%

			US National Average	2.7%	12.8%	$57,150	6.3%

1.	Are not within defined MSAs. For statistical comparison, statewide data is presented.
2.	Annualized NOI represents Trailing Twelve Month (TTM) figures through the period ended September 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.
3.	United States Census Bureau: Annual Estimates 2010 - 2013.
4.	United States Census Bureau: 2012 American Community Survey.
5.	Bureau of Labor Statistics: 2014 Unemployment Rates for Metropolitan Areas, August 2014.

Segment Reporting: Medical Office Buildings

Amounts in thousands, except property count, square feet, per square foot, age and percentages

			Gross	Annualized
MOB Classification	Property Count	Square Feet	Asset Value	Revenue[1]	Annualized NOI[1]	Average Age (years)	Occupancy
Affiliated	61	2,988,355	$820,821	$79,844	$62,491	11.7	96.7%
Non-Affiliated	18	1,017,872	231,186	21,188	18,423	13.2	97.6%
Total	79	4,006,227	$1,052,007	$101,032	$80,914	12.0	96.9%

On campus	26	1,356,321	$364,958	$34,899	$26,637	12.0	97.4%
Off campus	53	2,649,906	687,050	66,134	54,277	12.0	96.6%
Total	79	4,006,227	$1,052,007	$101,032	$80,914	12.0	96.9%

Single Tenant	49	2,514,691	$653,784	$55,758	$50,713	11.2	100.0%
Multi-Tenant	30	1,491,536	398,224	45,274	30,201	13.4	91.7%
Total	79	4,006,227	$1,052,007	$101,032	$80,914	12.0	96.9%

Property Summary	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Properties	79	78	77	75	71
Average Age (years)	12.0	12.0	12.1	11.9	11.8
Square feet	4,006,227	3,957,555	3,914,661	3,768,063	3,560,439
Gross Asset Value	$1,052,007	$1,038,994	$1,026,470	$989,291	$943,603
Occupancy	96.9%	96.8%	96.7%	96.5%	95.5%

Revenues (annualized)[1]	$101,032	$99,403	$97,259	$92,915	$87,473
NOI (annualized)[1]	$80,914	$79,946	$78,901	$75,826	$72,467
Total Cap-Ex/TI/Leasing	$254	$933	$432	$358	$140
Revenues per square foot	$26.02	$25.96	$25.70	$25.55	$25.71
NOI per square foot	$20.84	$20.88	$20.85	$20.85	$21.30

Newly Leased square feet	11,108	2,499	-	5,164	11,533
Retained square feet	3,178	2,821	5,345	3,923	-
Expired square feet	12,851	2,821	8,703	7,869	-
Retention rate	24.7%	100.0%	61.4%	49.9%	0.0%

1.	Annualized revenue and NOI represent Trailing Twelve Month (TTM) figures through the period ended September 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Segment Reporting: Medical Office Buildings

Amounts in thousands, except square feet and percentages

Lease Expirations	2014	2015	2016	2017	2018	2019	Beyond 2019
Square feet	5,836	47,023	143,056	158,301	352,595	162,035	3,013,392
$/SF	$35.24	$24.17	$22.01	$23.02	$21.27	$24.49	$21.53
% of MOB portfolio	0.2%	1.2%	3.7%	4.1%	9.1%	4.1%	77.6%

Diversification by Tenant[1]	Annualized NOI[2]	% of Total	Square Feet	% of Total	Credit Rating
UnitedHealth Group Incorporated	$9,724	12.0%	610,670	15.7%	Moody's: A1
Aurora Health Care	5,026	6.2%	226,046	5.8%	Moody's: A3
Crozer-Keystone Health System	4,567	5.6%	259,716	6.7%	Moody's: Baa3
Rush Copley Medical Center	4,164	5.1%	160,088	4.1%	Moody's: A2
Ascension Health	3,267	4.0%	179,138	4.6%	Moody's: Aa2
Carson Tahoe Regional Healthcare	3,211	4.0%	193,048	5.0%	S&P: BBB+
Spartanburg Regional Healthcare System	2,628	3.2%	90,948	2.3%	Moody's: A1
Bronson Healthcare Group	2,371	2.9%	100,321	2.6%	Moody's: A2
IU Health	2,152	2.7%	63,000	1.6%	Moody's: A1
Methodist HCS (Iowa Health)	1,944	2.4%	73,302	1.9%	Moody's: A2
Top 10 Tenants	$39,055	48.3%	1,956,277	50.4%

Remaining Tenants	41,859	51.7%	1,925,961	49.6%
Total	$80,914	100.0%	3,882,238	100.0%

1.	Includes multi-tenant buildings for which the tenant is the anchor tenant in the building.
2.	Annualized NOI represents Trailing Twelve Month (TTM) figures through the period ended September 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.

Segment Reporting: Triple-net Leased Diversification by Operators

Amounts in thousands, except property count, units, beds, and percentages

Seniors Housing - Triple-net leased

			Gross	Annualized
Diversification by Operator	Property Count	Units	Asset Value	NOI[1]	% of Total
Meridian Senior Living	9	475	$68,993	$6,323	67%
PM Management	1	68	13,150	1,113	12%
Platinum Healthcare, LLC	3	119	11,021	1,155	12%
Frontier Management	1	48	8,410	803	9%
Total	14	710	$101,575	$9,392	100%

Hospital

			Gross	Annualized
Leased Properties	Property Count	Beds	Asset Value	NOI[1]	% of Total
Reliant Rehabilitation	2	120	$65,391	$6,519	40%
Baylor Scott & White Medical System	2	64	44,000	3,720	23%
Global Rehabilitation	1	42	16,526	1,497	9%
Victory Healthcare	1	10	12,165	1,048	6%
Acuity, LLC[2]	2	200	40,000	3,492	21%
Total	8	436	$178,081	$16,277	100%

Post acute / skilled nursing

			Gross	Annualized
Diversification by Operator	Property Count	Beds	Asset Value	NOI[1]	% of Total
Platinum Healthcare, LLC	8	818	$92,979	$10,627	64%
American Senior Living Communities	2	318	$26,000	$2,920	18%
National Mentor Holdings, Inc.	3	55	$19,497	$1,816	11%
PM Management	1	120	$12,250	$1,216	7%
Total	14	1,311	$150,726	$16,579	100%

1.	Annualized NOI represents Trailing Twelve Month (TTM) figures through the period ended September 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period.
2.	Acuity LLC is a replacement manager/tenant in connection with two LTAC facilities formerly leased to Restora, Inc. The annualized NOI reflected in this report represents the annualized NOI the Company will receive under the new lease with Acuity, Inc., which has a 10 year term.

Segment Reporting: Triple-net Leased Property Summaries

Gross Asset Value amounts in thousands

Seniors Housing - Triple-net leased[4]	Q3 2014		Q2 2014		Q1 2014		Q4 2013		Q3 2013
Property count	14		13		10		2		1
Number of units	710		645		526		115		48
Square Feet	597,896		544,512		462,447		109,681		25,971
Occupancy[1]	81%		88%		91%		87%		85%
Average remaining lease term	14.3		14.5		14.6		14.8		14.5
Gross Asset Value	$101,575		$87,665		$76,643		$20,060		$8,410
Private Pay	92%		91%		N/A		N/A		N/A
EBITDARM CFC[2]	1.16	x	1.20	x	N/A		N/A		N/A

Hospital	Q3 2014		Q2 2014		Q1 2014		Q4 2013		Q3 2013
Property count	8		7		7		7		6
Number of beds	436		426		426		426		402
Square Feet	386,971		363,671		363,671		363,671		306,428
Occupancy[1]	63%		60%		55%		53%		48%
Average remaining lease term	15.0		16.5		16.8		17.0		17.4
Gross Asset Value	$178,081		$165,916		$165,916		$165,916		$137,916
Revenue Quality Mix [3]	91%		100%		N/A		N/A		N/A
EBITDARM CFC[2]	5.23	x	4.77	x	5.51	x	5.87	x	N/A

Post acute / skilled nursing[5]	Q3 2014		Q2 2014		Q1 2014		Q4 2013		Q3 2013
Property count	14		14		4		4		3
Number of beds	1,311		1,311		175		175		55
Square Feet	508,190		508,190		73,103		73,103		30,250
Occupancy[1]	82%		82%		65%		66%		57%
Average remaining lease term	14.8		15.1		12.6		12.8		11.9
Gross Asset Value	$150,726		$150,726		$31,747		$31,747		$19,497
Revenue Quality Mix[3]	53%		45%		N/A		N/A		N/A
EBITDARM CFC[2]	1.45	x	2.30	x	N/A		N/A		N/A

1.	Occupancy statistics are compiled through reports from operators and have not been independently validated by the company.
2.	Cashflow coverage is depicted for stabilized properties as earnings before interest, taxes, depreciation & amortization, rent, and management fees. Facility based reporting reflects EBITDARM coverage one quarter in arrears for trailing periods in a range of 3 to 12 months, depending on the date of acquisition.
3.	Revenue Quality Mix defined as the percentage of facility revenue from non-Medicaid sources, as reported by tenants/operators. Total and subtotals calculated based on segment annualized NOI.

4.	2Q 2014 cashflow coverage does not include the impact of three properties purchased during the quarter. Coverage data is included in 3Q 2014 for these assets.
5.	2Q 2014 cashflow coverage does not include the impact of ten properties purchased during the quarter. Coverage data is included in 3Q 2014 for eight of these assets.

Segment Reporting: Seniors Housing - Operating

Amounts in thousands, except property count, units, square feet, age, margin and REVPOR

					Gross
Diversification by Operator	Property Count	Units	Square Feet	% of Total	Asset Value	Annualized NOI[1]
Arbor Company	8	760	592,675	$203,656	$12,633	26%
Frontier Management	10	776	577,992	140,115	10,642	22%
Principal Senior Living Group, LLC	6	413	308,095	96,002	6,542	14%
Senior Lifestyle Corporation	2	249	277,658	75,350	4,577	9%
MBK Senior Living	2	293	231,991	104,606	6,861	14%
Other	7	474	437,657	109,080	7,184	15%
Total	35	2,965	2,426,068	$728,809	$48,440	100%

Property Summary	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Property count	35	33	29	26	22
Number of units	2,965	2,716	2,435	2,039	1,686
Square feet	2,426,068	2,148,410	1,939,320	1,633,217	1,188,058
Occupancy	93%	92%	93%	92%	92%
Average age (years)	12.1	12.0	11.7	11.8	10.8
Gross Asset Value	$728,809	$653,530	$572,502	$442,291	$306,267

Revenues (annualized)[1]	$152,880	$138,845	$119,980	$95,122	$72,962
NOI (annualized)[1]	$48,440	$44,514	$40,490	$32,892	$21,947
Operating margin[2]	32%	32%	34%	35%	30%
REVPOR[3]	$4,680	$4,615	$4,416	$4,247	$3,922
Capital Expenditures	$198	$621	$312	$65	$40

1.	Annualized revenue and NOI represent Trailing Twelve Month (TTM) figures through the period ended September 30, 2014 for properties owned for the entire TTM period, and annualized figures for properties acquired during such period. Annualized NOI for operating properties purchased in September 2014 reflect TTM historical NOI prior to the June closing.
2.	Operating margin is the ratio of operating income divided by revenue.
3.	REVPOR means revenue per occupied room per month.

Debt Structure

Amounts in thousands, except percentages, term, ratios and shares

	Balance	Average Life /	Weighted Average	Percentage	Percentage
	Outstanding	Term (months)	Int. Rate	Total Debt	Gross Assets
	Sept 30, 2014
Fixed Rate Debt
Secured debt	$303,831	40.6	5.2%	32.9%	14.1%
Total fixed rate debt	$303,831	40.6	5.2%	32.9%	14.1%
Variable Rate Debt
Unsecured term loan	$500,000	45.8	1.8%	54.2%	23.3%
Unsecured lline of credit	119,400	21.8	1.8%	12.9%	5.6%
Total variable rate debt	$619,400	41.2	1.8%	67.1%	28.8%
Total Debt	$923,231	41.0	2.9%	100.0%	43.0%
Ratio of debt to market capitalization	51.6%

	TTM		YTD		QTR
Interest expense coverage	6.2	x	6.0	x	5.5	x
Fixed charge coverage	5.8	x	5.6	x	5.2	x

Selected Debt Covenants & Credit Ratios
		Qtr. Ended
	Requirement	9/30/2014
Aggregate debt test (debt to gross assets as defined)	55.0%	40.7%
Secured debt test (secured debt to gross assets as defined)	35.0%	13.4%
Debt service test (EBITDA available for debt service charge, as defined)	1.6	4.9
Unencumbered asset test (minimum unencumbered assets in borrowing base)	$200,000	$1,391,640
Unencumbered NOI (NOI related to borrowing base assets)	N/A	$117,180

Scheduled Principal Payments

	Unsecured[1]	Secured	Total
2014	$-	$393	$393
2015	-	13,937	13,937
2016	119,400	20,936	140,336
2017	-	200,596	200,596
2018	500,000	27,778	527,778
Thereafter	-	40,191	40,191
Total	$619,400	$303,831	$923,231

Summary of Preferred Shares

	Qtr. Ended 9/30/2014	Qtr. Ended 9/30/2013
Total preferred shares outstanding	N/A	N/A

Summary of Common Shares
Weighted average, quarter	Qtr. Ended9/30/2014	Qtr. Ended 9/30/2013
Diluted shares - FFO	170,760,144	178,620,686
Diluted shares - EPS	169,090,342	178,231,121
Total shares and units outstanding at end of period	170,760,144	179,229,092

Weighted average, YTD	YTD 9/30/2014	YTD 9/30/2014
Diluted shares - FFO	176,624,983	142,413,520
Diluted shares - EPS	175,234,437	142,163,876

1.	Figures represent outstanding balance at maturity date and facility expiration date for the unsecured term loan and unsecured line of credit, respectively.

Non-GAAP Reconciliations

Amounts in thousands, except ratios

	Q3 2014		Q2 2014		Q1 2014		Q4 2013		Q3 2013
Adjusted EBITDA:
Net income/(loss)	$(12,800)		$(98,105)		$(7,026)		$(9,880)		$(5,465)
Acquisition and transaction related	10,266		35,372		3,422		5,748		3,107
Gains (losses) on derivative instruments	(1,750)		58,150		-		-		-
Depreciation and amortization	32,606		31,714		28,943		25,908		17,140
Interest expense	7,942		7,108		5,543		5,089		4,350
Loss on investments	464		(335)		-		300		-
Income from preferred investment and other income	(320)		(495)		(300)		(349)		(354)
Non-controlling interests	-		-		-		-		-
Adjusted EBITDA	36,408		33,409		30,582		26,816		18,778

Net Operating Income (NOI):
Asset management fees to affiliate	2,711		2,352		-		-		-
Equity based compensation	605		97		10		68		13
General and administrative	2,570		2,673		1,918		1,618		1,416
NOI	42,294		38,531		32,510		28,502		20,207

Cash NOI:
Amortization of above-market lease assets and liabilities	98		95		95		98		160
Straight-line rent, net	(3,080)		(2,662)		(1,930)		(1,851)		(1,357)
Cash NOI	$39,312		$35,964		$30,675		$26,749		$19,010

Interest coverage ratio:
Interest expense	$7,942		$7,108		$5,543		$5,089		$4,350
Non-cash interest expense	(1,249)		(1,245)		(1,297)		(1,287)		(983)
Adjustments related to non-controlling interest	(13)		(13)		(12)		(77)		(79)
Total Interest	$6,680		$5,850		$4,234		$3,725		$3,288
Adjusted EBITDA	36,408		33,409		30,582		26,816		18,778
Adjusted interest coverage ratio	5.5	x	5.7	x	7.2	x	7.2	x	5.7	x

Fixed charge ratio:
Total interest	$6,680		$5,850		$4,234		$3,725		$3,288
Secured debt principal amortization	376		371		301		253		133
Total fixed charges	$7,056		$6,221		$4,535		$3,978		$3,421
Adjusted EBITDA	36,408		33,409		30,582		26,816		18,778
Adjusted fixed charge ratio	5.2	x	5.4	x	6.7	x	6.7	x	5.5	x

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K as well as other documents filed with or furnished to the SEC from time to time.

Adjusted funds from operations (AFFO)

AFFO is NFFO, excluding certain income or expense items that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. We exclude distributions related to Class B units and certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted.

Although our AFFO may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to stockholders. In addition, we believe that to further understand our liquidity, AFFO should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, and AFFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Annualized straight-line rent

Sum of the contractual rent over the term of the lease, including escalations and free rent, divided by the number of months in the lease term and annualized. Excludes contingent rental payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes among other items.

Adjusted Earnings before interest, taxes, depreciation and amortization (EBITDA)

EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is an appropriate measure of our ability to incur and service debt. EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDA is adjusted to include our pro-rata share of EBITDA from unconsolidated joint ventures.

Cash net operating income (Cash NOI)

NOI, presented on a cash basis, which is NOI after eliminating the effects of straight-lining of rent and fair value lease revenue.

Funds from operations (FFO)

Pursuant to the revised definition of funds from operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate funds from operations (FFO), by adjusting net income (loss) attributable to stockholders (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management

Definitions, continued

generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to stockholders (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to stockholders and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Net operating income (NOI)

Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to stockholders, the most directly comparable GAAP financial measure, less discontinued operations, plus corporate general and administrative expense, acquisition and transaction costs, depreciation and amortization and interest expense, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. NOI is adjusted to include our pro-rata share of NOI from unconsolidated joint ventures. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Terefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs acquisition activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Normalized funds from operations (NFFO)

Normalized FFO is FFO, excluding acquisition and transaction related costs as well as certain other costs that management deems to be non-recurring, such as the valuation of the Listing Note. The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our business plan to generate operational income and cash flows in order to make distributions to investors. In evaluating investments in real estate, management differentiates the costs to acquire the investment from the operations derived from the investment. By excluding expensed acquisition costs and other non-recurring costs, management believes Normalized FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management’s analysis of the investing and operating performance of our properties.

Property List as of September 30, 2014

Amounts in thousands, except square feet

			Building Size	No. Units /	Year Built /	Gross Asset
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Net Book Value
MOB: SINGLE TENANT
Methodist North MOB - Peoria IL	2338 Van Winkle Way, Peoria, IL	IL	73,302		2010	$24,625	$21,129
Odessa Regional MOB - Odessa TX	520 E. 6th Street, Odessa, TX	TX	39,220		2008	7,359	6,047
Cooper Health MOB I - Willingboro NJ	651 John F. Kennedy Way, Willingboro, NJ	NJ	11,000		2010	3,387	2,832
Univ of Wisconsin Health - Monona WI	1050 East Broadway, Monona, WI	WI	31,374		2011	9,161	8,006
Henry Ford Dialysis Center - Southfield MI	25664 Lahser Road, Southfield, MI	MI	10,100		2002	2,878	2,508
East Pointe Medical Plaza - Lehigh Acres FL	1530 Lee Boulevard, Leigh Acres, FL	FL	34,500		1994	10,516	9,273
PAPP Clinic - Newnan GA	2959 Sharpsburg McCullum Road, Newnan, GA	GA	31,213		1994	5,488	4,898
Cooper Health MOB II - Willingboro NJ	218-C Sunset Road, Willingboro, NJ	NJ	16,314		2012	4,620	3,952
Cancer Care Partners - Mishawaka IN	301 East Day Road, Mishawaka, IN	IN	63,000		2010	26,800	23,820
Aurora Health Care - Two Rivers WI	5300 Memorial Drive, Two Rivers, WI	WI	99,266		2006	30,212	26,903
Aurora Health Care - Hartford WI	1640 East Sumner Street, Hartford, WI	WI	88,390		2006	25,522	22,842
Aurora Health Care - Neenah WI	1136 Westowne Drive, Neenah, WI	WI	38,390		2006	10,485	9,332
Bronson Lakeview OPC - Paw Paw MI	451 Health Parkway, Paw Paw, MI	MI	100,321		2006	30,430	27,284
Advocate Beverly Center - Chicago IL	9831 South Western Avenue, Chicago, IL	IL	59,345		1986	16,500	14,944
Wellmont Blue Ridge MOB - Bristol TN	271 Medical Park Boulevard, Bristol, TN	TN	23,277		2001	4,850	4,422
Metro Health - Wyoming MI	5950 Metro Way SW, Wyoming, MI	MI	21,502		2008	6,243	5,732
Michiana Oncology - Mishawaka IN	5340 Holy Cross Parkway, Mishawaka, IN	IN	49,410		2010	21,740	20,043
North Valley Orthopedic Surgery Center	2262 East Rose Garden Lane, Phoenix, AZ	AZ	17,608		2006	9,000	8,306
Scott & White Healthcare - Kingsland TX	105 FM 2342, Kingsland, TX	TX	14,974		2012	4,400	4,046
Salem Medical - Woodstown NJ	66 East Avenue, Woodstown, NJ	NJ	9,350		2010	3,670	3,370
Rex Wellness Center - Garner NC	1400 Timber Drive East, Garner, NC	NC	30,000		2003	9,040	8,384
Spectrum Health - Wyoming MI	6105 Wilson Avenue SW, Wyoming, MI	MI	52,898		2006	16,683	15,523
Memorial Hermann - Houston TX	14201 East Sam Houston Parkway, Houston, TX	TX	30,000		2012	13,331	12,439
UC Davis Medical - Folsom CA	251 & 271-279 Turnpike Drive, Folsom, CA	CA	36,911		1995	9,488	8,821
Via Christi Clinic - Wichita KS	13213 W 21st Street, Wichita, KS	KS	32,540		2006	8,000	7,482
West Valley Medical Center - Buckeye AZ	525 South Watson Boulevard, Buckeye, AZ	AZ	38,734		2011	8,800	8,424
Crozer-Keystone MOB II - Springfield PA	100 West Sproul Road, Springfield, PA	PA	41,935		1998	12,910	12,361
Crozer-Keystone MOB I - Springfield PA	190 West Sproul Road, Springfield, PA	PA	217,781		1996	55,520	52,930
St. Peter's Recovery Center - Guilderland NY	3 Mercycare Lane, Guilderland, NY	NY	30,000		1990	9,110	8,623
Trinity Health Medical Arts Clinic - Minot ND	400 East Burdick Expressway, Minot, ND	ND	114,000		1995	13,441	12,798
Allina Health - Elk River MN	14181 Business Center Drive NW, Elk River, MN	MN	28,175		2002	7,700	7,355
Spartanburg ASC - Spartanburg, SC	720 North Pine Street, Spartanburg, SC	SC	26,148		2002	13,800	13,205
Texarkana ASC - Texarkana, TX	5404 Summerhill Road, Texarkana, TX	TX	18,268		1994	4,500	3,703
Davita Dialysis - Marked Tree AR	216 Hester Parker Drive, Marked Tree, AR	AR	4,596		2009	1,444	1,159

Property List as of September 30, 2014, continued

Amounts in thousands, except square feet

			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
MOB: Single Tenant, continued
Davita Dialysis - Rockford IL	1302 E State Street, Rockford, IL	IL	7,032		2009	2,050	1,700
BioLife Sciences Building - Denton TX	3455 Quail Creek Drive, Denton, TX	TX	15,000		2010	5,747	5,053
Sisters of Mercy Building - Springfield MO	4520 S. National Avenue, Springfield, MO	MO	42,430		2008	11,045	9,650
DaVita Dialysis - Paoli IN	555 W. Longest St., Paoli, IN	IN	5,725		2011	1,874	1,659
Unitron Hearing - Plymouth MN	14755 27th Avenue North, Plymouth, MN	MN	81,927		2011	9,390	8,145
Fresenius Medical - Metairie LA	3030 North Arnoult Street, Metairie, LA	LA	18,149		2012	3,739	3,373
United Healthcare - Cypress CA	5701 Katella Ave, Cypress, CA	CA	214,000		1985	53,904	50,905
United Healthcare - Indianapolis IN	7440-7500 Woodland Dr, Indianapolis, IN	IN	209,184		1988	36,972	35,003
United Healthcare - Onalaska WI	2700 Midwest Drive, Onalaska, WI	WI	66,000		1995	9,195	8,686
United Healthcare - Wawatosa WI	10701 Research Dr West, Wawatosa, WI	WI	121,486		1995	22,267	21,178
Virginia Urology Center - Richmond VA	9105 Stony Point Drive, Richmond, VA	VA	53,318		2004	19,200	18,131
Bay Medical Plaza - Lynn Haven, FL	2851 Martin Luther King, Jr. Boulevard, Lynn Haven, FL	FL	80,555		2003	18,625	18,107
Bay Medical Center - Panama City, FL	801 East 6th Street, Panama City, FL	FL	66,043		1987	18,122	17,558

MOB Single Tenant Subtotal/Average			2,514,691		2000	$653,784	$602,046

MOB: MULTI TENANT
Carson Tahoe - Specialty Medical Center	775 Fleischmann Way, Carson City, NV	NV	154,622		1981	29,164	22,803
Spring Creek Medical Plaza - Tomball TX	24727 Tomball Parkway, Tomball, TX	TX	22,345		2006	7,755	6,410
Carson Tahoe MOB West - Carson City NV	1470 Medical Parkway, Carson City, NV	NV	38,426		2007	8,641	7,014
Sunnyvale Medical Plaza - Sunnyvale TX	241 Wheatfield Drive, Sunnyvale, TX	TX	48,910		2009	12,602	10,554
Texas Clinic at Arlington - Arlington TX	400 W. Arbrook Boulevard, Arlington, TX	TX	66,824		2010	21,838	18,666
Pinnacle Health - Harrisburg PA	2808 Old Post Road, Harrisburg, PA	PA	52,600		2002	13,048	10,981
Rush Copley POB I - Aurora IL	2020 Ogden Avenue, Aurora, IL	IL	79,344		1996	26,280	23,279
Rush Copley POB II - Aurora IL	2040 Ogden Avenue, Aurora, IL	IL	80,744		2009	26,168	23,036
Albany Medical Center MOB - Albany NY	12 & 16 New Scotland Avenue, Albany, NY	NY	53,229		2010	15,000	13,822
Crystal Lakes Medical Arts - Crystal Lake IL	360 Station Drive, Crystal Lake, IL	IL	65,052		2007	19,000	17,379
Advocate Good Shepard - Crystal Lake IL	525 East Congress Parkway, Crystal Lake, IL	IL	68,318		2008	9,166	7,761
Dakota Ridge - Littleton CO	13402 West Coal Mine Avenue, Littleton, CO	CO	62,202		2007	8,400	7,050
St. Francis Cancer Center - Midlothian VA	14051 St. Francis Boulevard, Richmond, VA	VA	51,183		2006	19,335	17,242
Fayette MOB - Fayetteville GA	1279 Highway 54 West, Fayetteville, GA	GA	62,016		2004	17,470	16,010
Lutheran Medical Arts - Ft. Wayne IN	7920 W Jefferson Blvd, Fort Wayne, IN	IN	45,858		2000	12,276	11,358
Dupont Road MOB - Ft. Wayne IN	2512 East Dupont Road, Fort Wayne, IN	IN	60,325		2001	9,707	9,024

Property List as of September 30, 2014, continued

Amounts in thousands, except square feet and unit/beds

			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
MOB: MULTI TENANT, continued
Aventura Medical Plaza - Aventura FL	21150 Biscayne Blvd, Aventura, FL	FL	48,353		1996	15,963	14,347
Athens Medical Complex - Athens GA	2142 West Broad Street, Athens, GA	GA	55,752		2011	19,503	18,273
Spartanburg Regional MOB - Spartanburg SC	100 East Wood Street, Spartanburg, SC	SC	64,800		1986	20,121	18,769
Capital Regional MOB I - Tallahassee FL	2626 Care Drive, Tallahassee, FL	FL	38,225		1998	9,046	7,982
Riverdale MOB - Riverdale GA	34 Upper Riverdale Road, Riverdale, GA	GA	39,301		2005	10,410	9,922
Durango Medical Plaza - Las Vegas NV	8530 W Sunset Road, Las Vegas, NV	NV	73,094		2008	23,248	18,081
Northside East Cobb - Marietta GA	1121 & 1163 Johnson Ferry Rd, Marietta, GA	GA	68,447		1991	19,491	17,223
Legacy Heart Center- Plano, TX	6601 Preston Road, Plano, TX	TX	42,894		2005	11,592	11,311
North Country Medical Center - Watertown, NY	1571 Washington Street, Watertown, NY	NY	48,672		2001	13,000	12,906

MOB Multi Tenant Subtotal/Average			1,491,536		2002	$398,224	$351,204

MOB Subtotal/Average			4,006,227		2001	$1,052,007	$953,249

TRIPLE NET: SENIORS HOUSING
Lakeview Terrace - Lake Havasu AZ	320 Lake Havasu Avenue North, Lake Havasu City, AZ	AZ	25,971	48	2009	8,410	7,787
Wellington ALF - Minot ND	601 24th Ave SW, Minot, ND	ND	83,710	67	2005	11,650	11,250
Villas of Holly Brook - Herrin, IL	505 Rushing Drive, Herrin, IL	IL	46,139	50	2012	6,672	6,445
Villas of Holly Brook, Shelbyville, IL	2201 West Main Street, Shelbyville, IL	IL	39,735	45	2011	5,955	5,761
Villas of Holly Brook - Marshall, IL	17050 N. Quality Lime Road, Marshall, IL	IL	29,269	46	2012	6,071	5,880
Villas of Holly Brook - Effingham, IL	404 W Evergreen Ave, Effingham, IL	IL	46,130	46	2011	6,327	6,116
Lakeside ALF - San Antonio, TX	8627 Lakeside Parkway, San Antonio, TX	TX	56,500	68	2013	13,150	12,775
Villas of St. James - Breese, IL	14335 Jamestown Road, Breese, IL	IL	53,878	65	2009	6,500	6,310
Villas of Holly Brook - Chatham, IL	825 E Walnut Street, Chatham, IL	IL	46,130	50	2012	6,567	6,402
Villas of Holly Brook - Newton, IL	101 South Gregory St, Newton, IL	IL	34,985	41	2011	5,343	5,211
Rose Garden Nursing and Rehabilitation - Bloomer WI	1900 Priddy St, Bloomer, WI	WI	23,612	26	1997	3,903	3,810
Parkside Nursing and Rehabilitation - Black River Falls WI	109 North 14th St, Black River Falls, WI	WI	14,900	32	1970	3,471	3,388
Countryside Four Seasons - Sioux City IA	3009 Lilac Lane, Sioux Ciy, IA	IA	43,553	61	1986	3,648	3,556
Assisted Living at the Meadowlands - O'Fallon, MO	135 Meadowlands Estates Lane, O'Fallon, MO	MO	53,384	65	2009	13,910	13,809

Triple-Net Seniors Housing Subtotal/Average			597,896	710	2007	$101,575	$98,501

TRIPLE NET: SKILLED NURSING
CareMeridian Rehab - Phoenix AZ	5301 E Thomas Road, Phoenix, AZ	AZ	13,500	31	2008	9,016	7,556
Village Healthcare Center - Santa Ana CA	18792 East 17th Street, Santa Ana, CA	CA	7,750	9	2008	4,482	4,002
CareMeridian - La Mesa CA	5640 Aztec Drive, La Mesa, CA	CA	9,000	15	2012	6,000	5,498
TriSun Care Center - San Antonio TX	8707 Lakeside Parkway, San Antonio, TX	TX	42,853	120	2012	12,250	11,697

Property List as of September 30, 2014, continued

Amounts in thousands, except square feet and units/beds

			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
Cherry Hills Nursing and Rehabilitation - Kansas City MO	724 Northeast 79th Terrace, Kansas City, MO	MO	32,238	150	1983	15,623	15,210
Worthington Nursing and Rehabilitation - Parkersburg WV	2675 36th Street, Parkersburg, WV	WV	33,100	105	1999	21,138	20,555
Sharpe Care Nursing and Rehabilitation - Oconto Falls WI	100 E. Highland Dr, Oconto Falls, WI	WI	43,847	99	1988	10,658	10,363
Hetzel Care Nursing and Rehabilitation - Bloomer WI	1840 Priddy Street, Bloomer, WI	WI	25,000	31	1983	1,858	1,806
Garden Valley Nursing and Rehab - Kansas City MO	8575 N. Granby Ave, Kansas City, MO	MO	39,239	156	1983	20,568	20,024
Family Heritage Nursing and Rehabilitation - Black River Falls WI	1311 Tyler St., Black River Falls, WI	WI	23,800	50	1966	4,818	4,684
Nicholas County Nursing and Rehabilitation - Richwood WV	18 Fourth Street, Richwood, WV	WV	32,532	97	1980	10,028	9,751
Countryside Nursing and Rehabilitation - Sioux City IA	6120 Morningside Ave, Sioux City, IA	IA	68,457	130	1965	8,288	8,058
Trinity Health and Rehabilitation Center - Woonsocket, RI	4 Saint Joseph Street, Woonsocket, RI	RI	70,700	185	1984	17,600	17,284
Herbert Nursing Home - Smithfield, RI	180 Log Road, Smithfield, RI	RI	66,174	133	1990	8,400	8,263

Triple-Net Skilled Nursing Subtotal/Average			508,190	1,311	1990	$150,726	$144,751

TRIPLE NET: HOSPITAL
Reliant Rehabilitation - Dallas TX	7930 Northaven, Dallas, TX	TX	64,600	60	2009	33,798	28,821
Select Rehabilitation - San Antonio TX	19126 Stonehue, San Antonio, TX	TX	40,828	42	2010	16,526	13,993
Reliant Rehabilitation - Houston TX	20180 Chasewood Park Drive, Houston, TX	TX	65,000	60	2012	31,593	27,650
Baylor Institute for Rehabilition - Ft. Worth TX	6601 Harris Parkway, Fort Worth, TX	TX	40,000	40	2008	16,000	14,160
Sun City LTAC - Sun City, AZ	13818 North Thunderbird Blvd, Sun City, AZ	AZ	48,000	100	2012	20,000	18,896
Mesa LTAC - Mesa, AZ	215 South Power Road, Mesa, AZ	AZ	48,000	100	2012	20,000	18,896
Baylor Orthopedic & Spine - Arlington TX	707 W. Highlander Boulevard, Arlington, TX	TX	57,243	24	2009	28,000	26,466
Victory Surgical Hospital East Houston - Houston, TX	12590 East Freeway, Houston, TX	TX	23,300	10	2012	12,165	12,106

Triple-Net Hospital Subtotal/Average			386,971	436	2010	$178,081	$160,989

Triple-Net Subtotal/Average			1,493,057	2,457	2003	$430,382	$404,241

LAND
Arbor Terrace - Decatur GA (Land)	1899 Lawrenceville Highway, Decatur, GA	GA				1,788	1,788
Lexington Park - Lady Lake FL (Land)	930 Highway 466, Lady Lake, FL	FL				1,231	1,231
Assisted Living at the Meadowlands - O'Fallon, MO (Land)	135 Meadowlands Estates Lane, O'Fallon, MO	MO				750	750

Land Subtotal/Average						$3,769	$3,769

CONSTRUCTION IN PROGRESS
Aurora Healthcare - Kenosha, WI	7145 120th Ave, Kenosha, WI	WI	54,820		2014	21,420	21,420

Construction in Progress Subtotal/Average			54,820		2014	$21,420	$21,420

Property List as of September 30, 2014, continued

Amounts in thousands, except square feet and units/beds

			Building Size	No. Units /	Year Built /	Gross Asset	Net Book
Property Name and Location	Address	State	(Sq. Ft.)	Beds¹	Renovated	Value	Value
OPERATING PROPERTIES: SENIORS HOUSING
Benton Village - Palm Coast FL	100 Magnolia Trace Way, Palm Coast, FL	FL	104,525	80	2007	17,370	15,471
Benton House - Douglasville GA	4999 Prestley Mill Rd., Douglasville, GA	GA	40,636	59	2010	14,650	13,426
Benton Village - Stockbridge GA	195 & 201 Evergreen Terrace, Stockbridge, GA	GA	86,520	108	2008	17,102	15,096
Benton House - Sugar Hill GA	6009 Suwanee Dam Rd., Sugar Hill, GA	GA	38,571	59	2010	16,150	14,595
Benton House - Newnan GA	25 Newnan Lakes Blvd, Newnan, GA	GA	47,550	64	2010	20,550	18,412
Pelican Pointe - Klamath Falls	605 Washington Way, Klamath, OR	OR	61,045	112	2011	20,950	18,614
Princeton Village - Clackamas OR	14370 SE Oregon Trail Drive, Clackamas, OR	OR	39,450	53	1999	7,189	6,331
Cedar Village - Salem OR	4452 Lancaster Drive NE, Salem, OR	OR	51,585	75	1999	11,545	10,318
Ocean Ridge - Coos Bay OR	1855 SE Ocean Boulevard, Coos Bay, OR	OR	68,139	81	2006	13,600	12,137
Pheasant Pointe - Molalla OR	835 E. Main Street, Molalla, OR	OR	39,428	57	1998	7,922	6,963
Wyndcrest - Rochester IL	4817 Oak Hill Road, Rochester, IL	IL	35,059	37	2005	5,248	4,715
Garden House - Anderson SC	201 Edgebrook Drive, Anderson, SC	SC	50,144	64	2000	13,550	12,231
Arbor Terrace - Largo FL (Tampa)	333 16th Ave SE, Largo, FL	FL	57,844	66	1992	9,332	7,546
Arbor Terrace - Athens GA	170 Marilyn Farmer Way, Athens, GA	GA	38,380	56	1998	19,005	16,630
Barrington Terrace - Naples FL	5175 Tamiami Trail East, Naples, FL	FL	58,169	122	2004	24,323	21,047
Arbor Terrace at Cascade - Atlanta GA	1001 Research Center Atlanta Dr, Atlanta, GA	GA	40,547	68	1999	10,069	8,357
Barrington Terrace - Fort Myers FL	9731 Commerce Center Court, Fort Meyers, FL	FL	54,307	117	2001	18,109	15,289
Arbor Terrace - Knoxville, TN	9051 Cross Park Drive, Knoxville, TN	TN	58,113	84	1997	18,612	16,185
Bayside Terrace - Coos Bay, OR	192 Norman Avenue, Coos Bay, OR	OR	46,696	61	2006	4,268	3,599
Redwood Heights - Salem OR	4050 12th Street Cut-Off SE, Salem, OR	OR	63,879	80	1999	12,069	10,808
Clearwater Springs - Vancouver WA	201 NW 78th Street, Vancouver, WA	WA	62,797	81	2003	11,320	10,165
Benton House - Covington GA	7155 Dearing Road, Covington, GA	GA	44,674	59	2009	14,000	12,655
Arbor Terrace - Asheville NC	3199 Sweeten Creek Road, Asheville, NC	NC	42,000	63	1998	18,684	16,455
Arbor Terrace - Decatur GA	425 Winn Way, Decatur, GA	GA	51,159	66	1990	23,593	20,827
Gardens at Westlake - Westlake OH	27569 Detroit Road, Westlake, OH	OH	102,000	97	1987	22,549	20,607
Solana at Cinco Ranch - Katy, TX	24001 Cinco Village Center Blvd., Katy, TX	TX	250,000	184	2010	71,260	67,402
Summerhill Villa - Santa Clarita, CA	24431 Lyons Ave, Santa Clarita, CA	CA	90,791	134	2001	52,290	49,665
Casa de Sante Fe - Rocklin, CA	3201 Santa Fe Way, Rocklin, CA	CA	141,200	159	2001	52,316	50,047
Lexington Park - Lady Lake, FL	930 Highway 466, Lady Lake, FL	FL	74,112	89	2010	25,432	24,208
Bay Pointe - Bremerton, WA	966 Oyster Bay Court, Bermerton, WA	WA	75,225	93	1999	21,900	21,412
Edmunds Landing - Edmund, WA	180 Second Ave., Edmonds, WA	WA	69,748	83	2001	29,350	28,833
Silverado Senior Living of Everett - Everett, WA	524 75th Street SE, Everett, WA	WA	34,018	42	1998	8,650	8,409
Silverado Senior Living of Bellingham - Bellingham, WA	848 West Orchard Drive, Bellingham, WA	WA	30,099	63	1999	20,500	20,009
Woodmark at Uptown - Albuquerque, NM	7201 Prospect Place NE, Albuquerque, NM	NM	169,460	117	2000	40,350	39,632
Woodmark at Sun City - Sun City, AZ	17207 N Boswell Blvd, Sun City, AZ	AZ	108,198	132	2000	35,000	34,332
Seniors Housing Operating Properties/Average			2,426,068	2,965	2002	$728,809	$672,429
Grand Total/Average			7,980,172	5,422	2002	$2,236,388	$2,055,108

1. Units reported for Senior Housing assets (IL and AL); beds reported for Skilled Nursing facilities, Post-Acute and Hospital assets.

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